                                                                    10.(i)(G)(6)


                                   WAIVER TO
                   POST-PETITION LOAN AND GUARANTY AGREEMENT

          WAIVER TO POST-PETITION LOAN AND GUARANTY AGREEMENT, dated as of June 26, 1998 (this "Waiver"), among MONTGOMERY WARD & CO., INCORPORATED, an Illinois corporation and a debtor and debtor in possession ("Borrower Representative"), MONTGOMERY WARD HOLDING CORP., a Delaware corporation and a debtor and debtor in possession ("Parent" or "Guarantor"), as Guarantor, the other Guarantors signatory hereto (together with Parent and the Borrower Representative, the "Credit Parties"), GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation (in its individual capacity, "GE Capital"), for itself, as Lender, and as Agent (the "Agent") for Lenders, and the other Lenders signatory hereto.


                                   RECITALS
                                   --------

          WHEREAS, the Borrower Representative, the Guarantors, the Lenders and the Agent are parties to that certain Post-Petition Loan and Guaranty Agreement, dated as of July 8, 1997 (as amended by the Waiver and First Amendment to Post-Petition Loan and Guaranty Agreement dated as of July 30, 1997, the Waiver and Second Amendment to Post-Petition Loan and Guaranty Agreement dated as of February 20, 1998, and as further amended, supplemented or modified, the "Loan Agreement"). The Borrower Representative and the Guarantors have requested that the Lenders agree to waive, for the limited purposes set forth herein, certain provisions of the Loan Agreement. The Borrower Representative, the Guarantors, the Lenders and the Agent have agreed, upon the terms and conditions specified herein, to waive such provisions as hereinafter set forth.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

          SECTION 1.  Defined Terms and Interpretation.

          (a) The capitalized terms used herein which are defined in the Loan Agreement, shall have the respective meanings assigned to them in the Loan Agreement except as otherwise provided herein or unless the context otherwise requires.

          (b) Section headings in this Waiver are included herein for convenience of reference only and shall not constitute a part of this Waiver for any other purpose.

          (c) No provision in this Waiver shall be interpreted or construed against any Person because that Person or its legal representative drafted such provision.

          SECTION 2. Waiver. As of the effective date of this Waiver, Lenders hereby waive the provisions of Section 6.3 and 8.1(r) of the Loan Agreement, for the limited purpose of permitting the Borrower Representative to enter into an insurance premium financing arrangement with AFCO Credit Corporation or such other insurance premium finance company that the Debtors select pursuant to that certain order approving the Motion of Debtors and Debtors in Possession for an Order, Pursuant to Section 364(c)(2) of the Bankruptcy Code, Authorizing Entry Into Insurance Premium Financing Agreement, dated May 7, 1998.

          SECTION 3. Representations and Warranties True; No Default or Event of Default. The Credit Parties represent and warrant to the Agent and the Lenders that on the date of and after giving effect to the execution and delivery of this Waiver (a) the representations and warranties set forth in the Loan Agreement are true and correct in all material respects on the date hereof as though made on and as of such date (unless any such representation or warranty expressly relates to an earlier date); and (b) neither any Default nor Event of Default has occurred and is continuing as of the date hereof.

          SECTION 4.  Reference to this Waiver and Effect on Loan Documents.

          (a) From and after the date hereof, each reference in the Loan Agreement (including in any Exhibit thereto) to "this Agreement," "hereunder," "herein" or words of like import shall mean and be a reference to the Loan Agreement, as affected hereby.

          (b) From and after the date of this Waiver, each reference in the Loan Documents to the Loan Agreement shall mean and be a reference to the Loan Agreement, as affected hereby.

          (c) The Loan Agreement, the Notes and the other Loan Documents, as affected hereby, shall remain in full force and effect and the Loan Documents are hereby ratified and confirmed in all respects.

          (d) The effectiveness of the waiver evidenced by Section 2 hereof, shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Agent under the Loan Agreement, or constitute a waiver of any other provision of the Loan Agreement or any other Loan Document.

          SECTION 5. Effectiveness. This Waiver shall become effective upon receipt by the Agent of executed counterparts of this Waiver from the requisite number of Lenders that comprise the Requisite Lenders.

          SECTION 6. Governing Law; Binding Effect. In all respects, including all matters of construction, validity and performance, this Waiver shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York (without regard to conflict of law provisions) and any applicable laws of the United States of America, and shall be binding upon the parties hereto and their respective successors and permitted assigns.

          SECTION 7. Execution in Counterparts. This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          SECTION 8. Consent of Guarantors. By their execution and delivery of this Waiver, each Guarantor hereby consents to all of the terms and provisions of this Waiver and ratifies and confirms that each of the Loan Documents to which it is a party remains in full force and effect and enforceable in accordance with their respective terms.

     IN WITNESS WHEREOF, this Waiver has been duly executed as of the date first written above.



                    BORROWER:

                    MONTGOMERY WARD & CO., INCORPORATED



                    By:     /s/ Thomas J. Paup
                            --------------------------------------------
                    Name:   Thomas J. Paup
                            Title:  Executive Vice President and Chief
                            Financial Officer



                    GUARANTORS:

                    LECHMERE, INC.



                    By:     /s/ Don Civgin
                            --------------------------------------------
                    Name:   Don Civgin
                    Title:  Vice President and Treasurer

                    AMERICAN DELIVERY SERVICE COMPANY


                    By:     /s/ Philip D. Delk
                            --------------------------------------------
                    Name:   Philip D. Delk
                    Title:  Vice President, Secretary and Assistant
                            Treasurer


                    CONTINENTAL TRANSPORTATION, INC.


                    By:     /s/ Philip D. Delk
                            --------------------------------------------
                    Name:   Philip D. Delk
                    Title:  Vice President, Secretary and Assistant
                            Treasurer


                    JRI DISTRIBUTING, INC.
                    STANDARD T CHEMICAL COMPANY, INC.
                    WFL REALTY, INC.


                    By:     /s/ Philip D. Delk
                            --------------------------------------------
                    Name:   Philip D. Delk
                    Title:  Vice President and Secretary


                    M-W PRESTRESS, INC.
                    MW DIRECT GENERAL, INC.
                    MW DIRECT LIMITED, INC.


                    By:     /s/ Philip D. Delk
                            --------------------------------------------
                            Name:   Philip D. Delk
                            Title:  Secretary


                    MONTGOMERY WARD
                      INTERNATIONAL, INC.
                    MPI, INC.


                    By:     /s/ Philip D. Delk
                            --------------------------------------------
                    Name:   Philip D. Delk
                    Title:  Assistant Secretary

                    BARRETWARD PROPERTIES CO., INC.
                    BRANDYWINE DC, INC.
                    BRANDYWINE PROPERTIES, INC.
                    BRETTWARD PROPERTIES CO., INC.
                    FIRST MONT CORPORATION
                    FOURTH WYCOMBE PROPERTIES, INC.
                    GABEWARD PROPERTIES CORPORATION
                    GARDEN GROVE DEVELOPMENT CORPORATION
                    HUGA REALTY INC.
                    JOSHWARD PROPERTIES CORPORATION
                    LECHMERE DEVELOPMENT CORPORATION
                    M-W FAIRFAX PROPERTIES, INC.
                    M-W PROPERTIES CORPORATION
                    M-W RESTAURANTS REALTY CORPORATION
                    MARCOR HOUSING SYSTEMS, INC.
                    MARYWARD PROPERTIES CORPORATION
                    MF NEVADA INVESTMENTS, INC.
                    MICHAELWARD PROPERTIES CO., INC.
                    MONTGOMERY WARD DEVELOPMENT CORPORATION
                    MONTGOMERY WARD LAND CORPORATION
                    MONTGOMERY WARD PROPERTIES CORPORATION
                    MONTGOMERY WARD REALTY CORPORATION
                    MW LAND CORPORATION
                    NATIONAL HOMEFINDING SERVICE, INC.
                    998 MONROE CORPORATION
                    PAULWARD PROPERTIES CO., INC.
                    ROBERTWARD PROPERTIES CORPORATION
                    SACWARD PROPERTIES, INC.
                    SECOND MONT CORPORATION
                    7TH & CARROLL CORPORATION
                    SEVENTH MONT CORPORATION
                    618 CORPORATION
                    619 CORPORATION
                    THE 535 CORPORATION
                    THIRD WYCOMBE PROPERTIES, INC.
                    2825 DEVELOPMENT CORPORATION
                    2825 REALTY CORPORATION
                    UNIVERSITY AVENUE MARKETPLACE, INC.
                    WFL DEVELOPMENT CORPORATION
                    WYCOMBE PROPERTIES, INC.



                    By:     /s/ G. Tad Morgan
                            ----------------------------------
                    Name:   G. Tad Morgan
                    Title:  Vice President and Secretary

                    GOODE FURNITURE COMPANIES, INC.
                    MONTGOMERY WARD SECURITIES, INC.
                    R M P DEVELOPMENT CORPORATION


                    By:    /s/ G. Tad Morgan
                           --------------------------------------------
                    Name:  G. Tad Morgan
                    Title: Secretary


                    MONTGOMERY WARD HOLDING CORP.


                    By:    /s/ G. Tad Morgan
                           --------------------------------------------
                    Name:  G. Tad Morgan
                    Title: Assistant Secretary


                    JEFFERSON STORES, INC.


                    By:    /s/ G. Tad Morgan
                           --------------------------------------------
                    Name:  G. Tad Morgan
                    Title: Vice President and Treasurer


                    AGENT and as LENDER:

                    GENERAL ELECTRIC CAPITAL CORPORATION


                    By:    /s/ Paul M. Feehan
                           --------------------------------------------
                    Name:  Paul M. Feehan
                    Title: Its Authorized Signatory


                    LENDERS:

                    THE CHASE MANHATTAN BANK


                    By:    /s/ William P. Rindfuss
                           --------------------------------------------
                    Name:  William P. Rindfuss
                    Title: Vice President

                    BANK OF SCOTLAND


                    By:    /s/ Annie Chin Tat
                           --------------------------------------------
                    Name:  Annie Chin Tat
                    Title: Senior Vice President


                    BANKAMERICA BUSINESS CREDIT, INC.


                    By:    /s/ Roger P. Tauchman
                           --------------------------------------------
                    Name:  Roger P. Tauchman
                    Title: Vice President


                    BANKBOSTON RETAIL FINANCE INC.
                    (f/k/a GBFC, INC.)


                    By:    /s/ Mary E. Abbott
                           --------------------------------------------
                    Name:  Mary E. Abbott
                    Title: Assistant Vice President


                    PARIBAS


                    By:    /s/ John J. McCormick, III
                           --------------------------------------------
                    Name:  John J. McCormick, III
                    Title: Vice President

                    By:    /s/ Edward Irwin
                           --------------------------------------------
                    Name:  Edward Irwin
                    Title: Director

                    CREDIT AGRICOLE INDOSUEZ


                    By:    /s/ David Bouhl
                           --------------------------------------------
                    Name:  David Bouhl, F.V.P.
                    Title: Head of Corporate Banking, Chicago

                    By:    /s/ Katherine L. Abbott
                           --------------------------------------------
                    Name:  Katherine L. Abbott
                    Title: First Vice President


                    THE CIT GROUP/BUSINESS CREDIT, INC.


                    By:    /s/ Nicole Cangelosi
                           --------------------------------------------
                    Name:  Nicole Cangelosi
                    Title: Assistant Secretary


                    CITICORP USA, INC.


                    By:    /s/ Claudia Slacik
                           --------------------------------------------
                    Name:  Claudia Slacik
                    Title: Vice President


                    FLEET CAPITAL CORPORATION


                    By:    /s/ Thomas E. Joyce
                           --------------------------------------------
                    Name:  Thomas E. Joyce
                    Title: Senior Vice President


                    FLEET NATIONAL BANK


                    By:    /s/ Kevin J. Chamberlain
                           --------------------------------------------
                    Name:  Kevin J. Chamberlain
                    Title: Vice President

                    GOLDMAN SACHS CREDIT PARTNERS L.P.


                    By:
                           --------------------------------------------
                    Name:
                    Title:


                    GREEN TREE FINANCIAL SERVICING CORPORATION


                    By:
                           --------------------------------------------
                    Name:
                    Title:


                    HELLER FINANCIAL, INC.


                    By:    /s/ Albert J. Forzano
                           --------------------------------------------
                    Name:  Albert J. Forzano
                    Title: Vice President


                    IBJ SCHRODER BUSINESS CREDIT CORP.


                    By:
                           --------------------------------------------
                    Name:
                    Title:


                    JACKSON NATIONAL LIFE INSURANCE COMPANY
                     By:  PPM FINANCE, INC.
                      Its Attorney-in-fact


                    By:    /s/ Jeffrey J. Podwika
                           --------------------------------------------
                    Name:  Jeffrey J. Podwika
                    Title: Vice President

                    LEHMAN COMMERCIAL PAPER, INC.


                    By:
                           --------------------------------------------
                    Name:
                    Title:


                    NATIONAL CITY COMMERCIAL FINANCE, INC.


                    By:
                           --------------------------------------------
                    Name:
                    Title:


                    STAR BANK, N.A.


                    By:    /s/ Mike Ehlert
                           --------------------------------------------
                    Name:  Mike Ehlert
                    Title: Vice President